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                                                                     EXHIBIT 4.2



                             XO COMMUNICATIONS, INC.
                 5 3/4% Convertible Subordinated Notes due 2009

                          REGISTRATION RIGHTS AGREEMENT

                                                                     Dated as of
                                                                January 12, 2001

Salomon Smith Barney Inc.
Goldman, Sachs & Co.,
      c/o Salomon Smith Barney Inc.
            388 Greenwich Street,
                  New York, New York 10013

Ladies and Gentlemen:

                XO Communications, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell to the Initial Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 5 3/4% Convertible Subordinated Notes due 2009, convertible into Class A Common Stock, par value $.02 per share, of the Company (the "Class A Common Stock"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

        1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

                "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

                "Additional Interest" has the meaning assigned thereto in
Section 2(b)(iii) hereof.

                "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Commission" means the United States Securities and Exchange Commission.

                "Effectiveness Period" has the meaning assigned thereto in
Section 2(b)(i) hereof.


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                "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

                "Electing Holder" has the meaning assigned thereto in Section 3(a)(3) hereof.

                "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                The term "holder" means, when used with respect to any Security, the Holder (as defined in the Indenture) and, with respect to any Class A Common Stock, the record holder of such Class A Common Stock.

                "Indenture" shall mean the Indenture, dated as of January 12, 2001, between the Company and U.S. Trust Company, National Association, as Trustee.

                "Initial Purchasers" means you.

                "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

                "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

                "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

                "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                "Purchase Agreement" means the purchase agreement dated January 5, 2001, between the Initial Purchasers and the Company.

                "Registrable Securities" means all or any portion of the Securities and the shares of Class A Common Stock issuable upon conversion of such Securities and any Class A Common Stock or securities of the Company issued in exchange for or in respect of such Class A Common Stock or securities, whether as the result of any stock split or reclassification of, or



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stock dividend on, such Class A Common Stock or otherwise; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                "Registration Default" has the meaning assigned thereto in
Section 2(b)(iii) hereof.

                "Restricted Security" means any Security or share of Class A Common Stock issued or issuable upon conversion of any Security, except any Security or share of Class A Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act or (iv) has otherwise been transferred and a new Security or share of Class A Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

                "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

                "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

                "Suspension Period" shall have the meaning assigned thereto in
Section 3(j) hereof.

                The term "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

                (b) Wherever there is a reference in this Agreement to a percentage of Registrable Securities, Class A Common Stock shall be treated as representing the aggregate principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Class A Common Stock.

        2. SHELF REGISTRATION. (a) The Company shall file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act on or prior to 180 days after the Closing Date (as defined in the Purchase Agreement), provided,



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however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder.

                (b)     The Company shall use its reasonable best efforts:

                        (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by holders for resales of Registrable Securities for a period ending two years from the last Closing Time (as defined in the Purchase Agreement), or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being referred to herein as the "Effectiveness Period");

                        (ii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof; and

                        (iii) If the Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified for such effectiveness in
                                (a) above or (B) the Shelf Registration
                                Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Restricted Securities during the Effectiveness Period (each such event referred to in clause (A) or (B) above a "Registration Default"), then additional interest will accrue (in addition to the stated interest on the Securities) at the rate of 0.25% per annum on the principal amount of the Securities, determined daily (calculated on the same basis as interest on the Securities shall be calculated) for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect (after which time no special interest will accrue). Such additional interest (the "Additional Interest") will be payable in cash semi-annually in arrears on each January and July in accordance with the Indenture. For each 90-day period that the Registration Default continues, the per annum rate of such Additional Interest will increase by an additional 0.25%; provided that such rate shall in no event exceed 0.5% per annum in the aggregate. At such time as such Registration Default is no longer



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                                in effect, the interest rate on the Securities
                                shall be 5 3/4% and no further Additional
                                Interest will accrue.

The Company shall be deemed not to have used its best efforts (within the meaning of Section 4(i) of the Purchase Agreement) to keep the Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Registrable Securities during such period, unless (i) such action is required by applicable law, or (ii) the Company determines based upon the advice of counsel that is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders, and, in the case of clause (i) above, the Company thereafter promptly complies with the requirements of paragraph 3(j) below. Notwithstanding
Section 2(b)(iii) above, additional interest shall not accrue under the circumstances contemplated by clauses (i) and (ii) above, so long as the effectiveness of the Shelf Registration Statement is not suspended for more than 30 days in any three month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period during the Effectiveness Period.

                (c) Any shares of Class A Common Stock issued or issuable upon the exercise of a holder's right pursuant to Section 1201 of the Indenture to require the Company to repurchase any or all of a holder's Securities upon the occurrence of a Change of Control (as defined in the Indenture) shall be deemed "Registrable Securities" for the purposes of this Agreement for so long as such securities constitute Restricted Securities. The Company shall include such securities in the Shelf Registration Statement filed pursuant to (a) above, or file a new Shelf Registration Statement relating to the offer and sale of such securities and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act on or prior to 60 days from the expiration date of the Designated Event Offer pursuant to which such securities were issued in compliance with the procedures set forth in (b) above (except that any reference to the date of effectiveness in (b) shall be as specified in this clause (c)).

        3. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement, the following provisions shall apply:

                (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling security holder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 15 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

                        (ii) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any holder of Registrable



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                                Securities that has not previously received a
                                Notice and Questionnaire, promptly send a Notice and Questionnaire to such holder, and such holder must return a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein (not to be less than 15 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders). The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

                        (iii) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company within the required time period in accordance with Section 3(a)(1) or 3(a)(2) hereof.

                (b) The Company shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such holders and their respective counsel reasonably may propose.

                (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder:

                        (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf



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                                Registration Statement or any post-effective
                                amendment thereto has become effective;

                        (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                        (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                        (iv)    of the receipt by the Company of any
                                notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                        (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such holders to suspend the use of the Prospectus until the requisite changes have been made).

                (e) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

                (f) The Company shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules.

                (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(5) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

                (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (1) register or qualify or cooperate with the



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        Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request,
        (2) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and
        (3) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to
        (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

                (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

                (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(5) above, the Company shall promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, if the Company determines based upon the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Company shall have determined in good faith that such disclosure would not be in the best interests of the Company and its stockholders, the Company shall not be required to prepare and file such amendment, supplement or document for such period (a "Suspension Period") as the Board of Directors of the Company shall have determined in good faith is in the best interests of the Company. If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(d)(5) above, each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in the Shelf Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.



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                (k)     Not later than the Effective Time of the Shelf
        Registration Statement, the Company shall provide CUSIP numbers for the Registrable Securities.

                (l) The Company shall use its best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement,
        (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with
        Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
        158).

                (m) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall, if requested, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment.

                (n) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

                (o)     The Company shall:

                        (i) (A) make reasonably available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept



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                                confidential by such holders and any such
                                underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                        (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                        (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein; of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading);

                        (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or



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                                are required to be, included in the Shelf
                                Registration Statement), addressed to each holder participating in such underwritten offering (if such holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                        (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

                (p) The Company will use its best efforts to cause the Class A Common Stock issuable upon conversion of the Securities to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Class A Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

                (q) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                (r) The Company shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

        4. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof and the fees reasonable and expenses of a single counsel to the Initial Purchasers. In addition, in the event of an underwritten offering of Registrable Securities conducted pursuant to Section 6 hereof, or if in any other event the Company requires that inspection and information gathering be coordinated by reasonable counsel for the Electing Holders as provided in Section 3(o)(i) hereof, the Company shall pay the reasonable fees and expenses of a single counsel selected by the Electing Holders of not less than 25% of the Registrable Securities to be included in such underwritten offering (or, in any such other event, included in the Shelf Registration Statement) to represent them. The Electing Holders participating in such offering (or, in any such other event, participating in such inspection and information gathering) shall be responsible, on a pro rata basis based on the respective amount of their Registrable Securities included in such offering, for all fees and expenses of such counsel in excess of $25,000.

        5.      INDEMNIFICATION AND CONTRIBUTION.

                (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or
        Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

                (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of

        Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this
        Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim provided, that such unconditional release may be subject to a parallel release of a claimant or plaintiff by such indemnified party from all liability in respect of claims or counter claims asserted by such indemnified party and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

                (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

        6. UNDERWRITTEN OFFERING. Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 331/3% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering , (ii) the aggregate principal amount of Registrable Securities included in any underwritten offering shall not be less than $25 million and (iii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and provided further that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all holders of Registrable Securities written notice of the request, which notice shall inform such holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No holder may participate in any underwritten offering contemplated hereby unless
(a) such holder agrees to sell such holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees including the fees of any qualified independent underwriter and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of
Section 3(m) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority in principal amount of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

        7.      MISCELLANEOUS.

                (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing

        Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement; provided that, with respect to registration rights granted by the Company prior to the date hereof, no cutback pursuant to this Section shall be required to the extent such cutback would conflict with such previously granted registration rights.

                (b)     Amendments and Waivers. This Agreement, including this
        Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

                (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Purchase Agreement.

                (d) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

                (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

                Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                             Very truly yours,

                             XO Communications, Inc.



                             By:/s/ Gary D. Begeman
                                ---------------------------------
                                Name:  Gary D. Begeman
                                Title: Sr. Vice President and General Counsel

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Smith Barney Inc.
Goldman Sachs & Co.

By: /s/ A. Scott Daniel
   ---------------------------------
    Salomon Smith Barney Inc.
    On behalf of each of the Initial Purchasers

847709.2




                                                                       Exhibit A

                             XO Communications, Inc.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]

               The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the XO Communications, Inc. (the "Company") 5 3/4% Convertible Subordinated Notes due 2009 (the "Convertible Notes") and the shares of Class A Common Stock, par value $.02 per share (the "Class A Common Stock"), issuable upon conversion thereof (together, the "Securities") are held.

               The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Security holder Questionnaire.

               It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Salomon Smith Barney Inc. General Counsel, 388 Greenwich Street, New York, NY 10013, telephone no. _______________.

                             XO Communications, Inc.

                        Notice of Registration Statement

                                       and

                      Selling Security holder Questionnaire

                                     (Date)

               Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between XO Communications, Inc. (the "Company") and the Initial Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5 3/4% Convertible Subordinated Notes due 2009 (the "Convertible Notes") and the shares of Class A Common Stock, par value $.02 per share (the "Class A Common Stock"), issuable upon conversion thereof (together, the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

               Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Security holder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

               Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and related Prospectus.

               The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Convertible Subordinated Notes and the shares of Class A Common Stock issuable upon conversion of such Convertible Subordinated Notes and any common stock or securities of the Company issued in exchange for or in respect of such common stock or securities, whether as the result of any stock split or reclassification of, or stock dividend on, such Common Stock or otherwise; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

               The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Convertible Subordinated Note or share of Class A Common Stock issuable upon conversion thereof except any such Convertible Subordinated Note or share of Class A Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto).

                                    ELECTION

               The undersigned holder (the "Selling Security holder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Security holder were an original party thereto.

               The Selling Security holder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)     (a)  Full Legal Name of Selling Security holder:


--------------------------------------------------------------------------------

        (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:


        ------------------------------------------------------------------------

        (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in (3) below are Held:


        ------------------------------------------------------------------------


(2)     Address for Notices to Selling Security holder:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Telephone:
                  --------------------------------------------------------------

        Fax:
            --------------------------------------------------------------------

        Contact Person:
                       ---------------------------------------------------------

(3) Beneficial Ownership of Securities and shares of Class A Common Stock issued upon conversion of Securities:

               Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or shares of Common Stock issued upon conversion of any Securities.

        (a) Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:
                                                                  --------------

                CUSIP No(s). of such Registrable Securities:
                                                            --------------------

                Number of shares of Class A Common Stock (if any) issued upon conversion of such Registrable Securities:
                                                          ----------------------

        (b) Principal amount of Securities other than Registrable Securities beneficially owned:
                                   --------------------------------------------

                CUSIP No(s). of such other Securities:
                                                       ------------------------

               Number of shares of Class A Common Stock (if any) issued upon conversion of such other Securities:

        (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

               -------------------------------------------------

               CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
                                                ------------------------------

               Number of shares of Class A Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:
                                                -------------------------------

(4)     Beneficial Ownership of Other Securities of the Company:

               Except as set forth below in this Item (4), the undersigned Selling Security holder is not the beneficial or registered owner of any shares of Class A Common Stock or any other securities of the Company, other than the Securities and shares of Class A Common Stock listed above in Item (3).

               State any exceptions here:



(5)     Relationships with the Company:

               Except as set forth below, neither the Selling Security holder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

               State any exceptions here:

(6)     Plan of Distribution:

               Except as set forth below, the undersigned Selling Security holder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Security holder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the

               Registrable Securities or otherwise, the Selling Security holder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Security holder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

               State any exceptions here:

               Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

               By signing below, the Selling Security holder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

               In the event that the Selling Security holder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Security holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

               By signing below, the Selling Security holder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Security holder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

               In accordance with the Selling Security holder's obligation under
Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Security holder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

               (i)    To the Company:

                      XO Communications, Inc.
                      1505 Farm Credit Drive
                      McLean, VA  22102

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

                (ii)  With a copy to:

                      Willkie Farr & Gallagher
                      787 Seventh Avenue
                      New York, NY  10019-6099
                      Attention:  Bruce R. Kraus

               Once this Notice and Questionnaire is executed by the Selling Security holder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Security holder (with respect to the Registrable Securities beneficially owned by such Selling Security holder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.




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


               IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ________________

                             --------------------------------------------
                             Selling Security holder
                             (Print/type full legal name of beneficial owner of Registrable Securities)





                             By:
                                ----------------------------------------
                             Name:
                             Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

               Willkie Farr & Gallagher
               787 Seventh Avenue
               New York, NY  10019-6099
               Attention:  Bruce R. Kraus


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